Exhibit 99.1

RLJ Western Asset Public/Private

Collector Fund, L.P.

(a Delaware limited partnership)

Financial Statements for the Period January 1, 2010

through June 30, 2010

(UNAUDITED)

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

(UNAUDITED)

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

JUNE 30, 2010

(in U.S. Dollars)

(UNAUDITED)

ASSETS
Investment in RLJ Western Asset Public/Private Master Fund, L.P. (the “Master Fund”) at fair value	$536,326,637
Cash and cash equivalents	97,923
Due from affiliates	12,000

Total assets	$536,436,560

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Management fees payable	$211,304
Professional fees payable	87,326
Administration fees payable	63,578
Other accrued expenses	3,150

Total liabilities	365,358

PARTNERS’ CAPITAL
General Partner	5,399,924
Limited Partners	530,671,278

Total partners’ capital	536,071,202

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$536,436,560

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2010 THROUGH JUNE 30, 2010

(in U.S. Dollars)

(UNAUDITED)

NET INVESTMENT INCOME ALLOCATED FROM THE MASTER FUND
Interest income	$38,035,680
Interest expense	(2,725,779)
Other expenses	(186,640)

Net investment income allocated from the Master Fund	35,123,261

COLLECTOR FUND EXPENSES
Management fees	1,277,220
Organization expenses	235,000
Professional fees	120,388
Administration fees	65,608
Other expenses	1,184

Total Collector Fund expenses	1,699,400

Net investment income	33,423,861

NET REALIZED AND CHANGE IN UNREALIZED GAIN ALLOCATED FROM THE MASTER FUND
Net realized gain	701,647
Net change in unrealized gain	11,379,509

Total net realized and change in unrealized gain allocated from the Master Fund	12,081,156

NET INCREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$45,505,017

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE PERIOD JANUARY 1, 2010 THROUGH JUNE 30, 2010

(in U.S. Dollars)

(UNAUDITED)

	General Partner	RLJ Western Asset Public Private Fund, L.P.	RLJ Western Asset Public Private Cayman Fund, L.P	Western Asset Mortgage Defined Opportunity Fund Inc.	Total

PARTNERS’ CAPITAL, BEGINNING OF PERIOD	$70,817	$32,143,232	$44,400,011	$—	$76,614,060

Contributions	362,660	171,402,328	260,155,741	63,240,000	495,160,729

Distributions	(7,650)	(2,179,667)	(3,997,168)	(1,014,600)	(7,199,085)

Transfer		(73,866,584)			(73,866,584)

Withdrawals	—	(47,793)	(95,142)	—	(142,935)

Net increase in Partners’ Capital resulting from operations:
Net investment income	27,850	10,809,565	18,691,957	3,894,489	33,423,861
Net realized and change in unrealized gain allocated from the Master Fund	4,985	7,432,065	3,642,520	1,001,586	12,081,156
Carried interest	4,941,262	(1,538,194)	(3,403,068)	—	—

PARTNERS’ CAPITAL, END OF PERIOD	$5,399,924	$144,154,952	$319,394,851	$67,121,475	$536,071,202

Remaining uncalled capital commitments, end of period	$32,546	$10,335,632	$22,889,792	$4,760,000	$38,017,971

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 1, 2010 THROUGH JUNE 30, 2010

(in U.S. Dollars)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in Partners’ Capital resulting from operations	$45,505,017

Adjustments to reconcile net increase in Partners’ Capital resulting from operations to net cash used in operating activities:
Investment made in the Master Fund	(495,160,729)
Proceeds from disposition of investment in the Master Fund	10,342,118
Net investment income allocated from the Master Fund	(35,123,261)
Net realized gain allocated from the Master Fund	(701,647)
Net change in unrealized gain allocated from the Master Fund	(11,379,509)
Increase in due from affiliates	(12,000)
Decrease in organizational cost payable	(1,148,312)
Decrease in management fees payable	(122,302)
Increase in administration fees payable	23,995
Increase in professional fees payable	55,326
(Decrease) increase in other accrued expenses	518

Net cash used in operating activities	(487,720,786)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributions	495,160,729
Contributions paid in advanced	(31,569,658)
Distributions	(7,199,085)
Withdrawals	(142,935)

Net cash provided by financing activities	456,249,051

Net change in cash and cash equivalents	(31,471,735)

CASH AND CASH EQUIVALENTS:
Beginning of period	31,569,658

End of period	$97,923

4